Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
(11)	Income Taxes

The Company is a tax exempted company incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to tax on their income or capital gains. In addition, upon any payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax is imposed.

The Group's subsidiaries and VIEs incorporated in the PRC are subject to Income Tax in the PRC.

On March 21, 2018, the Hong Kong Legislative Council passed The Inland Revenue (Amendment) (No. 7) Bill 2017 (the "Bill") which introduces the two-tiered profits tax rates regime. The Bill was signed into law on March 28, 2018 and was gazetted on the following day. Under the two-tiered profits tax rates regime, the first 2 million Hong Kong Dollar ("HKD") of profits of the qualifying group entity will be taxed at 8.25%, and profits above HKD2 million will be taxed at 16.5%.

The provision for current income taxes of the subsidiaries operating in Hong Kong has been calculated by applying the current rate of taxation of 16.5% for the years ended December 31, 2016 and 2017, and 8.25% for the years ended December 31, 2018.

Pursuant to the relevant laws and regulations in the PRC, Ying Si Kang Information Technology (Shenzhen) Co., Ltd. ("Ying Si Kang"), subsidiary of the Group, was regarded as a software company and thus exempted from PRC Income Tax for two years starting from its first profit-making year, followed by a 50% reduction for the next three years. For Ying Si Kang, year 2014 was the first profit-making year and accordingly it has made a 12.5% tax provision for its profits for the years ended December 31, 2016, 2017 and 2018.

Pursuant to the Circular on Issues Regarding Tax-related Preferential Policies for Further Implementation of Western Development Strategy jointly issued by the State Ministry of Finance, General Administration of Customs, China and State Administration for Taxation, enterprises located in the western China regions that fall into the encouraged industries are entitled to 15% EIT preferential tax treatment from January 1, 2011 to December 31, 2020. In September 2018, Fanhua Lianxing Insurance Sales Co., Ltd. ("Lianxing"), the Group's wholly-owned subsidiary, which is the holding vehicle of our life insurance operations, was relocated to Tianfu New Area, Sichuan province. Lianxing was entitled to a preferential tax rate of 15% from September 1, 2018 to December 31, 2020 as it was classified as encouraged enterprises in the western region in an industry sector encouraged by the PRC government.

The Group's subsidiaries that are the PRC tax resident are required to withhold the PRC withholding tax of 10% on dividend payment to their non-PRC resident immediate holding company, unless such dividend payment is qualified for the 5% reduced tax rate under the Arrangement between Mainland China and Hong Kong for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income (the "PRC-HK DTA").

One of the Group's wholly owned subsidiaries, CNinsure Holdings Limited, was determined by Hong Kong Taxation Bureau to be a Hong Kong resident enterprise in July 2018 and completed the application and filing process for enjoying the tax treaty in PRC Taxation Bureau. The Hong Kong resident certificate was valid for 3 years ended December 31, 2020, which was issued by the Hong Kong Inland Revenue Department. CNinsure Holdings Limited enjoys a reduced tax rate under Bulletin [2018] No. 9 (e.g. beneficial ownership, shareholding percentage and holding period) and qualified a Hong Kong resident certificate and was entitled to enjoy 5% reduced tax rate for the dividends paid by PRC subsidiaries for the year ended December 31, 2018.

The Group accounts for uncertain income tax positions by prescribing a minimum recognition threshold in the financial statements.

The movements of unrecognized tax benefits are as follows:

RMB
Balance as of January 1, 2016	70,354
Change in unrecognized tax benefits	—
Gross increase in tax positions	2,424
Balance as of December 31, 2016	72,778
Change in unrecognized tax benefits	—
Gross increase in tax positions	(2,428)
Balance as of December 31, 2017	70,350
Change in unrecognized tax benefits	—
Gross decrease in tax positions	—
Balance as of December 31, 2018	70,350

The uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities. Based on the outcome of any future examinations, or as a result of the expiration of statute of limitations for specific jurisdictions, it is reasonably possible that the related unrecognized tax benefits for tax positions taken regarding previously filed tax returns, might materially change from those recorded as liabilities for uncertain tax positions in the Group's consolidated financial statements as of December 31, 2017 and 2018. In addition, the outcome of these examinations may impact the valuation of certain deferred tax assets (such as net operating losses) in future periods. The Group's policy is to recognize interest and penalties accrued on any unrecognized tax benefits, if any, as a component of income tax expense. The Company does not anticipate any significant increases or decreases to its liability for unrecognized tax benefit within the next twelve months.

According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of income taxes is due to computational errors made by the taxpayer. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined, but an underpayment of income tax liability exceeding RMB100 is specifically listed as a special circumstance. In the case of a transfer pricing related adjustment, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion.

Income tax expenses are comprised of the following:

	Year Ended December 31,
	2016	2017	2018
	RMB	RMB	RMB
Current tax expense	41,985	158,291	243,330
Deferred tax (income) expense	(14,736)	9,512	(18,744)
Income tax expense	27,249	167,803	224,586

The principal components of the deferred income tax assets and liabilities are as follows:

	As of December 31,
	2017	2018
	RMB	RMB
Non-current deferred tax assets:
Operating loss carryforward	28,003	35,686
Intangible assets, net	—	6,129
Less: valuation allowances	(25,912)	(32,495)
Total	2,091	9,320

Non-current deferred tax liabilities:
Intangible assets, net	339	122
Dividend withholding taxes	16,800	5,502
Total	17,139	5,624

The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will more likely than not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry forward periods, the Group's experience with tax attributes expiring unused and tax planning alternatives. Valuation allowances have been established for deferred tax assets based on a more-likely-than-not threshold. The Group's ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry forward periods provided for in the tax law. The Group has provided RMB25,912 and RMB32,495 valuation allowance for the years ended December 31, 2017 and 2018, respectively.

The Group had total operating loss carry-forwards of RMB112,011 and RMB142,745 as of December 31, 2017 and 2018, respectively. As of December 31, 2018, the operating loss carry-forwards of RMB14,199, RMB12,571, RMB18,258, RMB41,710 and RMB56,007, are to expire during the years ending December 31, 2019, 2020, 2021, 2022 and 2023, respectively. During the years ended December 31, 2016, 2017 and 2018, RMB29,431, RMB13,284 and RMB16,288, respectively, of tax loss carried forward has been expired and canceled.

Reconciliation between the provision for income taxes computed by applying the PRC enterprise income rate of 25% to net income before income taxes and income of affiliates, and the actual provision for income taxes is as follows:

	Year Ended December 31,
	2016	2017	2018
	RMB	RMB	RMB
Income from continuing operations before income taxes, share of income of affiliates and discontinued operations	124,051	505,095	667,213
PRC statutory tax rate	25%	25%	25%
Income tax at statutory tax rate	31,013	126,274	166,803
Expenses not deductible for tax purposes:
Entertainment	973	1,411	1,358
Effect of tax holidays on concessionary rates granted to PRC subsidiaries	(2,750)	(826)	(8,307)
Other	6,441	19,689	1,079
Tax exemption and tax relief:
Change in valuation allowance	(1,332)	578	6,583
Uncertain tax provisions	2,424	(2,428)	—
Effect of utilization of deductible temporary difference previously unrecognized	(12,872)	—	—
Deferred income tax for dividend distribution	—	16,800	53,702
Other	3,352	6,305	3,368
Income tax expense	27,249	167,803	224,586

Additional PRC income taxes that would have been payable without the tax exemption amounted to approximately RMB4,089, RMB826 and RMB8,307 for the years ended December 31, 2016, 2017 and 2018, respectively. Without such exemption, the Group's basic net profit per share for the years ended December 31, 2016, 2017 and 2018 would have been decreased by RMB0.00, RMB0.00 and RMB0.01, and diluted net profit per share for the years ended December 31, 2016, 2017 and 2018 would have been decreased by RMB0.00, RMB0.00 and RMB0.01.

If the entities were to be non-resident for PRC tax purposes, dividends paid to it out of profits earned after January 1, 2008 would be subject to a withholding tax. In the case of dividends paid by PRC subsidiaries, the withholding tax would be 10%, whereas in the case of dividends paid by PRC subsidiaries which are 25% or more directly owned by tax residents in the Hong Kong Special Administrative Region, the withholding tax would be 5%. The Group's subsidiary, CNinsure Holdings Limited, enjoys a reduced tax rate under Bulletin [2018] No. 9 (e.g. beneficial ownership, shareholding percentage and holding period) and qualified as Hong Kong resident certificate and entitled to enjoy 5% reduced tax rate for the year ended December 31, 2018.

Aggregate undistributed earnings of the Group's subsidiaries and VIEs in the PRC that are available for distribution to the Group of approximately RMB2,209,904 and RMB1,441,628 as of December 31, 2017 and 2018 respectively, are considered to be indefinitely reinvested. If those earnings were to be distributed or they were determined to be no longer permanently reinvested, the Group would have to record a deferred tax liability in respect of those undistributed earnings of approximately RMB220,990 and RMB66,580, respectively.

As of December 31, 2018, the Group has provided RMB5,502 deferred income tax for the declared dividend distribution based on a 5% withholding tax rate.

Under applicable accounting principles, a deferred tax liability should be recorded for taxable temporary differences attributable to the excess of financial reporting over tax basis, including those differences attributable to a more-than-50-percent-owned domestic subsidiary. However, recognition is not required in situations where the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the enterprise expects that it will ultimately use that means.